Exhibit (c)(2)


SLIDE 1

                      PROJECT PATRIOT



                      =========================================================
                      Presentation to the Special Committee

                      20 June 2002
                      =========================================================


Morgan Stanley

SLIDE 2

_________________
Project Patriot       =========================================================

                      Table of Contents

                      ---------------------------------------------------------
                      Section 1         Transaction Overview
                      ---------------------------------------------------------
                      Section 2         Process Overview
                      ---------------------------------------------------------
                      Section 3         Overview of Nevada
                      ---------------------------------------------------------
                      Section 4         Valuation Analysis
                      ---------------------------------------------------------
                      Appendix A        Comparable Companies Analysis
                      ---------------------------------------------------------
                      Appendix B        Precedent Transaction Analysis
                      ---------------------------------------------------------
                      Appendix C        Discounted Cash Flow Analysis
                      ---------------------------------------------------------

Morgan Stanley

SLIDE 3

_________________
Project Patriot




                      =========================================================
                      Section 1
                      ---------------------------------------------------------
                      TRANSACTION OVERVIEW

                      =========================================================



Morgan Stanley


SLIDE 4

________________      ===================================================================================
Project Patriot       Transaction Overview
                      -----------------------------------------------------------------------------------
                      OVERVIEW OF KELSO PROPOSAL

                      ===================================================================================


                      ===================================================================================
                      Summary Description and Key Terms and Conditions
                      -----------------------------------------------------------------------------------
                      Description:           o  Recapitalization of Nevada by Kelso & Company, L.P.
                      ----------------------------------------------------------------------------------------------
                      Consideration /        o  $46.00 per share cash
                      Acquisition Premia:       -  11.2% premium to current stock price of $41.35 (6/18/02)
                                                -  23.0% premium to unaffected stock price (4/5/02) of $37.41
                                                -  29.7% premium to unaffected 30-day average stock price of $35.48
                                                -  21.4% premium to unaffected LTM high of $37.88
                                                -  130.0% premium to unaffected LTM low of $20.00
                      -----------------------------------------------------------------------------------------------
                      Equity Value:          o  $553 million
                      -----------------------------------------------------------------------------------------------
                      Aggregate Value:       o  $1,386 million
                      -----------------------------------------------------------------------------------------------
                      Transaction                 Revenue             EBITDA               Net Income
                                             ----------------     ----------------      ----------------
                      Multiples(1):           LTM      CYE02       LTM      CYE02        LTM      CYE02
                                             -----     -----      -----     -----       -----     -----
                                             0.8x      0.8x       6.0x      6.1x        12.1x     10.0x

                      -----------------------------------------------------------------------------------------------
                      Financing:             o   Kelso will fund the transaction through a combination of equity to be provided by Kelso, Nevada balance sheet cash and senior secured credit facilities

                                             o   Prior to consummation of the transaction, Kelso will seek the confirmation of the holders of Nevada's publicly traded debt securities that Nevada will not be required to purchase the securities due to a change of control

                                             o   In the event Nevada is unsuccessful in obtaining the necessary confirmations, Kelso has received a bridge commitment from UBS
                                                 Warburg LLC to refinance the securities
                      ----------------------------------------------------------------------------------------------

                      Note
                      1.  Based on Nevada management's projections from continuing operations

Morgan Stanley


SLIDE 5


________________      =============================================================================================
Project Patriot       Transaction Overview
                      ---------------------------------------------------------------------------------------------
                      OVERVIEW OF KELSO PROPOSAL (cont.)

                      =============================================================================================

                      ---------------------------------------------------------------------------------------------
                      Summary Description and Key Terms and Conditions (cont.)

                      ---------------------------------------------------------------------------------------------
                      Tax Treatment:               o  Taxable to Nevada shareholders
                      ---------------------------------------------------------------------------------------------
                      Conditions to Close:         o  No material adverse change or disruption in financial,
                                                      banking or capital market conditions
                                                   o  Execution of stockholders agreement with certain members of Nevada management
                                                   o  No Material Adverse Effect on Nevada
                                                   o  Approval by Nevada common stock shareholders and special common stock shareholders, excluding management shareholders, voting separately and together as a class
                                                   o  HSR and other customary conditions
                      ---------------------------------------------------------------------------------------------
                      Other:                       o  Non-solicitation provision with fiduciary out
                                                   o  Termination fee of $16.5 million plus expenses capped at
                                                      $7.5 million ($24 million total), or 4.3% (1.7%) of Nevada's equity (aggregate) value
                                                   o  Recapitalization would be affected through a redemption
                      ---------------------------------------------------------------------------------------------

Morgan Stanley

SLIDE 6

_________________
Project Patriot



                      =========================================================
                      Section 2
                      ---------------------------------------------------------
                      PROCESS OVERVIEW

                      =========================================================



Morgan Stanley

SLIDE 7

________________                           ========================================================================================
Project Patriot                            Process Overview
                                           ----------------------------------------------------------------------------------------
                                           PROCESS SUMMARY

                                           ========================================================================================

o  Since mid-May:                          ----------------------------------------------------------------------------------------
   - 19 parties have been                  Process Summary
     contacted, including 9
     financial sponsors                    Parties Contacted                CA Signed/IM Sent              Proposals Submitted
     and 10 strategic parties              ----------------------------------------------------------------------------------------
   - 9 parties have executed
     Confidentiality Agreements
     and received the Information
     Materials
   - 4 parties have submitted                                            R  E  D  A  C  T  E  D
     preliminary, non-binding
     indications of interest
















Morgan Stanley

SLIDE 8


________________      ==============================================================================================================
Project Patriot       Process Overview
                      --------------------------------------------------------------------------------------------------------------
                      INDICATIONS OF INTEREST COMPARISON

                      ==============================================================================================================


           -------------------------------------------------------------------------------------------------------------------------

                                       [First Bidder (Private Equity Firm)]           [Second Bidder (Private Equity Firm)]
           -------------------------------------------------------------------------------------------------------------------------
           Indicative Value:
           -------------------------------------------------------------------------------------------------------------------------

           Price Per Share                $45.00-$48.00                                   $42.00-$46.00
           -------------------------------------------------------------------------------------------------------------------------
           Equity Value ($MM)             $540-$579                                       $500-$553
           -------------------------------------------------------------------------------------------------------------------------
           Aggregate Value ($MM)          $1,372-$1,412                                   $1,333-$1,386
           -------------------------------------------------------------------------------------------------------------------------
           CYE02 EBITDA Multiple (x)      6.0x-6.2x                                       5.8x-6.1x
           -------------------------------------------------------------------------------------------------------------------------
           Premium/(Discount) to:
           -------------------------------------------------------------------------------------------------------------------------
           Current Proposal               (2.2%)-4.3%                                     (8.7%)-0.0%
           -------------------------------------------------------------------------------------------------------------------------
           1-Day Prior (Unaffected)       20.3%-28.3%                                     12.3%-23.0%
           -------------------------------------------------------------------------------------------------------------------------
           30-Day Avg. (Unaffected)       26.8%-35.3%                                     18.4%-29.7%
           -------------------------------------------------------------------------------------------------------------------------
           Financing:                     o  In discussions with [a named financial       o  In discussions with [a named financial
                                             institution] to provide financing               institution] to provide financing
                                          o  Anticipate capitalizing with                 o  Anticipate keeping existing capital
                                             approximately 25% pro forma equity              structure in place
                                                                                          o  Prepared to fund any change in
                                                                                             control puts
           -------------------------------------------------------------------------------------------------------------------------
           Conditions:                    o  Successful completion of due diligence       o  Successful completion of due diligence
                                          o  Completion of financing arrangements         o  Completion of financing arrangements
                                          o  Negotiation of definitive documentation      o  Negotiation of definitive documentation
                                          o  Final approval of [investment
                                             committee]
           -------------------------------------------------------------------------------------------------------------------------
            Timing:                       o  Not specified, assume willingness            o  Complete diligence and negotiate
                                             to move quickly                                 transaction within 30 days
           -------------------------------------------------------------------------------------------------------------------------
            Other:                        o  Indicate willingness to work with            o  [Second Bidder] to act as lead with
                                             existing members of senior management           [2 strategic buyers] potentially
                                                                                             co-investing
                                                                                          o  Existing management role unclear
           -------------------------------------------------------------------------------------------------------------------------

Morgan Stanley


SLIDE 9


________________      ============================================================================================================
Project Patriot       Process Overview
                      ------------------------------------------------------------------------------------------------------------
                      INDICATIONS OF INTEREST COMPARISON

                     =============================================================================================================


 ---------------------------------------------------------------------------------------------------------------------------------
                                 [Third Bidder (Industrial Company)]            [Fourth Bidder (Group)]
 ---------------------------------------------------------------------------------------------------------------------------------
 Indicative Value:
 ---------------------------------------------------------------------------------------------------------------------------------
 Price Per Share                 $42.00-$46.00                                   $46.00
 ---------------------------------------------------------------------------------------------------------------------------------
 Equity Value ($MM)              $500-$553                                       $553
 ---------------------------------------------------------------------------------------------------------------------------------
 Aggregate Value ($MM)           $1,333-$1,386                                   $1,386
 ---------------------------------------------------------------------------------------------------------------------------------
 CYE02 EBITDA Multiple (x)       5.8x-6.1x                                       6.1x
 ---------------------------------------------------------------------------------------------------------------------------------
 Premium/(Discount) to:
 ---------------------------------------------------------------------------------------------------------------------------------
 Current Proposal                (8.7%)-0.0%                                     0%
 ---------------------------------------------------------------------------------------------------------------------------------
 1-Day Prior (Unaffected)        12.3%-23.0%                                     23.0%
 ---------------------------------------------------------------------------------------------------------------------------------
 30-Day Avg. (Unaffected)        18.4%-29.7%                                     29.7%
 ---------------------------------------------------------------------------------------------------------------------------------
 Financing:                      o  Will likely fund transaction through         o  In discussions with [a named financial
                                    existing bank capacity                          institution] to provide financing
                                 o  Anticipate that final bid will not be
                                    subject to financing
 ---------------------------------------------------------------------------------------------------------------------------------
 Conditions:                     o  Successful completion of due diligence       o  Successful completion of due diligence
                                 o  Negotiation of definitive documentation      o  Negotiation of definitive documentation
                                 o  Approval of Board of Directors; have         o  Completion of financing arrangements
                                    reviewed transaction on preliminary basis
 ---------------------------------------------------------------------------------------------------------------------------------
 Timing:                         o  Due diligence team available immediately     o  Not specified, assume willingness to move
                                    for management presentation and data            quickly
                                    room visit
  ---------------------------------------------------------------------------------------------------------------------------------
 Other:                          o  Strong strategic fit with [named portfolio
                                    companies]
                                 o  Existing management role unclear
 ---------------------------------------------------------------------------------------------------------------------------------

Morgan Stanley

SLIDE 10


_________________
Project Patriot



                      =========================================================
                      Section 3
                      ---------------------------------------------------------
                      OVERVIEW OF NEVADA

                      =========================================================


Morgan Stanley

SLIDE 11

_________________     ====================================================================================================
Project Patriot       Overview of Nevada
                      ----------------------------------------------------------------------------------------------------
                      OVERVIEW OF NEVADA

                      ====================================================================================================

------------------------------------------      ==========================================================================
Description                                     Other
------------------------------------------      --------------------------------------------------------------------------

Nevada is a diversified manufacturer of         o     NYSE Symbol: NTK
residential and commercial building             o     Corporate Headquarters: Providence, RI
products operating within three                 o     CEO: Richard L. Bready
principal segments (below). The Company         o     Employees: approximately 10,000
manufactures and sells, primarily in the        o     Manufacturing Location: 15 U.S. states, Canada,
U.S. Canada and Europe, a wide variety                People's Republic of China, England, France and Italy
of products for the residential and             o     Corporate Credit Ratings:
commercial construction, manufactured                 -  Standard & Poors:  B+
housing/structures, and do-it-yourself,               -  Moody's:  B1
professional remodeling and renovation          --------------------------------------------------------------------------
markets
                                                ==========================================================================
o  Residential Building Products                Market Leadership Positions
                                                Product                                     Market Position
   -  manufactures and distributes              --------------------------------------------------------------------------
      built-in products primarily for           o   Kitchen Range Hoods                     #1 in the World
      the residential new construction,         --------------------------------------------------------------------------
      do-it-yourself and professional           o   Bath Fans                               #1 in the World
      remodeling and renovation markets         --------------------------------------------------------------------------
      with leading market positions             o   Residential Indoor-Air-Quality          #1 in North America
      (over 80%) in range hoods and             --------------------------------------------------------------------------
      bath fans                                 o   Custom Designed Commercial HVAC         #1 in North America
                                                --------------------------------------------------------------------------
o  Air Conditioning & Heating Products          o   HVAC for Manufactured Housing           #1 in North America
                                                --------------------------------------------------------------------------
   -  manufactures and distributes HVAC         o   Vinyl Siding                            Top 4 in North America
      systems and products for                  --------------------------------------------------------------------------
      residential, light commercial and
      manufactured housing/structures           ==========================================================================
      and for custom-designed commercial        Historical Financial Information (From Continuing Operations)
      applications                              $MM
                                                                          YTD     YTD
                                                                          3/02    3/01      LTM     2001    2000     1999
o  Windows, Doors and Siding                    --------------------------------------------------------------------------
                                                Net Sales                429.1   395.2  1,821.3  1,787.4  1,782.1  1,595.5
   -  principally manufactures and              --------------------------------------------------------------------------
      distributes, for use in the               Operating Earnings (1)    37.9    27.9    178.0    168.0    176.5    193.9
      residential construction,                 --------------------------------------------------------------------------
      do-it-yourself and professional           Net Earnings from          9.5     4.4     52.3     47.2     54.5     64.7
      renovation markets: (i) vinyl             Continuing
      siding, skirting, soffit and              Operations (1)
      accessories, (ii) vinyl and               --------------------------------------------------------------------------
      composite windows, (iii) vinyl            EPS (Diluted) (1)         0.84    0.39     4.67     4.23     4.85     5.40
      patio and steel entry doors, (iv)         --------------------------------------------------------------------------
      vinyl blocks, vents shutters and          EBITDA                    49.2    38.2    221.7    210.7    231.9    228.8
      sunrooms, (v) fencing, railing and        --------------------------------------------------------------------------
      decking and (vi) aluminum trim            Capital Expenditures       4.3    13.7     32.0     41.4     37.0     38.0
      coil, soffit and accessories
__________________________________________      __________________________________________________________________________

                                 Note
                                 1. Goodwill is not amortized (all periods)
Morgan Stanley


SLIDE 12


_________________                     ==============================================================================================
Project Patriot                       Overview of Nevada
                                      ----------------------------------------------------------------------------------------------
                                      NEVADA'S PRICE PERFORMANCE
                                      Last Twelve Months
                                      ==============================================================================================

_________________________________     ==============================================================================================
Nevada Price History                  Price                                                                                   Volume
_________________________________     $                                                                                       (000)
                                      ----------------------------------------------------------------------------------------------
Current (6/18/02)         $41.35      60.00 ----------------    -----------------    -----------------    -------------          600
--------------------------------           | 18-Jun-01      |  | 9-Jan-02        |  | 2-Feb-02        |  | 8-Apr-02    |
  LTM High (Unaffected)    37.88           | Announces      |  | Nevada announces|  | Announces       |  | Announcement|
--------------------------------           | acquisition of |  | appintment of   |  | earnings results|  | of Kelso    |
  LTM Low  (Unaffected)    20.00           | Senior Air     |  | R. Ratcliffe to |  | for 4Q01 and    |  | proposal    |
--------------------------------           | Systems, UK-   |  | Executive VP and|  | FY2001, net     |  | to acquire  |         550
Average Unaffected Price:                  | based manu-    |  | COO position    |  | income of       |  | Nevada      |
--------------------------------           | facturer of air|   -----------------|  | $3.09/ share vs.|   -----------------
  30 Day  (Unaffected)     35.48           | conditioning   |                    |  |  $3.71/share    |                    |
--------------------------------           | equipment      |                    |  |  in 2000        |  --------------    |
  90 Day  (Unaffected)     29.08           | ----------------                    |   ------------|----  | 3-Apr-02     |   |
--------------------------------      50.00|-------------------------------------|---------------|------| Nevada sells |-------  500
  180 Day (Unaffected)     27.17           |          -----------------------    |               |      | subsidiary,  |   |
--------------------------------           |         | 31-Oct-01             |   |               |      | Hoover       |   |
  1 Year  (Unaffected)     27.62           |         | Nevada announces      |   |               |      | Treated Wood |   |
_________________________________          |         | 3Q earnings of $2.41/ |   |               |      | Products,    |   |
                                           |         | share compred to      |   |               |      |  Inc.        |   |     450
                                           |         | $3.29/share a year    |   |               |       --------------    |
                                           |         | ago. Decline based on |   |               |         |               |
                                           |         | general slowdown of   |   |               |         |               |
                                           |         | manufactured housing  |   |               |         |               |
                                           |         | market and cooler than|   |               |         | X-------------
                                      40.00|---------| normal weather plat-  |---|---------------|---------|-----------------X   400
                                           |         | form                  |   |               |         |                 |
                                           |          -----------------------|   |               |         |                 |
                                           |                                 |   |               |        X                  |
                                           |                                 |   |               |                           |   350
                                           |                                 |   |               |                           |
                                           |                                 |   |               |                           |
                                           |                                 |   |               |                           |
                                      30.00|---------------------------------|---|---------------|---------------------------|   300
                                           X                                 |    -----X         X                           |
                                                                             |                                               |
                                                                             |                                               |
                                                                             |                                               |   250
                                                                             |                             --------------    |
                                                                             |                            | 14-June-02   |---
                                             ------------------------X       |                            | Press        |
                                            | 21-Sept-01     |               |                            | speculation  |
                                      20.00 | Nevada sells   |---------------X----------------------------| of           |---    200
                                            | two of its     |                                            | additional   |
                                            | fiberglass and |                                            | parties      |
                                            | steel door     |                                            | interest in  |
                                            | manufacturing  |                                            | Nevada       |
                                            | units to TPC   |                                             --------------
                                            | acquisition    |                                                                   150
                                             ----------------


                                      10.00 ---------------------------------------------------------------------------------    100


                                                                                                                                  50


                                      0.00  ---------------------------------------------------------------------------------      0
                                       17-Jun      30-Jul       17-Sept    29-Oct   11-Dec   25-Jan   11-Mar   23-Apr  17-Jun
                                         -01         -01          -01        -01      -01      -02      -02      -02     -02
                                      __________________________________________________________________________________________

Morgan Stanley


SLIDE 13


_________________     ==================================================================================
Project Patriot       Overview of Nevada
                      ----------------------------------------------------------------------------------
                      RELATIVE PRICE PERFORMANCE

                      ==================================================================================

                      ----------------------------------------------------------------------------------
                      Indexed Price Performance
                      Last Twelve Months
                      ----------------------------------------------------------------------------------

                                                     [GRAPH OMITTED]

                                Nevada                  Peer Index              S&P 500
                                42.83% C                22.55%                  (14.18%)



                      ----------------------------------------------------------------------------------
                      ____ Nevada                    _______S&P 500              ____ Peer Index(1)
                      ==================================================================================
                      Source:  FactSet


                      Note
                      1.   Peer Group includes Mohawk, Masco, Stanley Works, Black & Decker, Aaon, Lennox,
                           Masonite, Simpson, American Standard, York and NCI Building

Morgan Stanley

SLIDE 14


_________________                       ==================================================================================
Project Patriot                         Overview of Nevada
                                        ----------------------------------------------------------------------------------
                                        HISTORICAL FORWARD P/E RATIOS
                                        Last 4 Years
                                        ==================================================================================

o  Nortek's P/E is near its 4 year      ----------------------------------------------------------------------------------
   average and continues to trade at    Forward (Next Twelve Months) P/E
   a discount to its peers              ----------------------------------------------------------------------------------

   -  Average 38% discount over
      the last 4 years                                                    [GRAPH OMITTED]



                                        ----------------------------------------------------------------------------------
                                         ____ Nortek                    _______S&P 500              ____ Peer Index(1)
                                        ==================================================================================
                                        Source:  Factset


                                        Note
                                        1.  Peer Group includes Mohawk, Masco, Stanley Works, Black & Decker, Aaon,
                                            Lennox, Masonite, Simpson, American Standard, York and NCI Building

Morgan Stanley

SLIDE 15


_________________     ============================================================================================================
Project Patriot       Overview of Nevada
                       -----------------------------------------------------------------------------------------------------------
                       OVERVIEW OF NEVADA MANAGEMENT PROJECTIONS

                       ===========================================================================================================

                       ------------------------------------------------          ------------------------------------------------
                       Revenue                                                   EBITDA
                       $MM                                                       $MM
                                    [BAR GRAPH OMITTED]                                       [BAR GRAPH OMITTED]
                       ------------------------------------------------          ------------------------------------------------
                        2001    2002   2003   2004   2005   2006   2007           2001    2002   2003   2004   2005   2006   2007
                        ----    ----   ----   ----   ----   ----   ----           ----    ----   ----   ----   ----   ----   ----
                       1,787   1,824  1,943  1,891  1,958  2,033  2,106            221     229    226    203    206    225    234

                    %           2.0%   6.6%  (2.7)%  3.6%   3.8%   3.6%      %    12.4%   12.5%  11.6%   10.7% 10.5%  11.1%  11.1%
                  Growth                                                   Margin
                       ________________________________________________          ________________________________________________




                       ------------------------------------------------          ------------------------------------------------
                       EBIT                                                      Net Income
                       $MM                                                       $MM
                                    [BAR GRAPH OMITTED]                                       [BAR GRAPH OMITTED]
                       ------------------------------------------------          ------------------------------------------------
                       2001    2002   2003   2004   2005   2006   2007           2001    2002   2003   2004   2005   2006   2007
                       ----    ----   ----   ----   ----   ----   ----           ----    ----   ----   ----   ----   ----   ----
                        162     184    181    156    159    177    185            37       55     57     45    49      62    73

                  %     9.1%   10.1%   9.3%   8.3%  8.1%   8.7%   8.8%       %            51.3%  17.3%  (22.1)% 8.6%  26.9%  18.5%
                 Margin                                                    Growth
                       ________________________________________________          ________________________________________________

                      Note
                      1.  2002-2007 based on Nevada management projections

Morgan Stanley


SLIDE 16


_________________
Project Patriot




                      =========================================================
                      Section 4
                      ---------------------------------------------------------
                      VALUATION ANALYSIS

                      =========================================================


Morgan Stanley

SLIDE 17


_________________     ===========================================================================================================
Project Patriot       Valuation Analysis
                      -----------------------------------------------------------------------------------------------------------
                      NEVADA VALUATION MATRIX

                      ===========================================================================================================

        -------------------------------------------------------------------------------------------------------------------------
        Nevada Valuation Matrix
                                                                P/E (Equity Value/Net Income)(3)             AV/EBITDA(3)
                         Price          Equity      Aggregate   --------------------------------     ----------------------------
        Premium to       Per Share      Value(1)    Value(2)          LTM           2002                  LTM           2002
        Initial Bid       ($)           ($MM)        ($MM)            (x)           (x)                   (x)           (x)
        -------------------------------------------------------------------------------------------------------------------------
        Statistic:                                              $     46       $      55             $    232       $    229
        -------------------------------------------------------------------------------------------------------------------------
         (6.5%)           37.41          440         1,273           9.6             8.0                  5.5            5.6
        -------------------------------------------------------------------------------------------------------------------------
         (5.0%)           38.00          448         1,281           9.8             8.1                  5.5            5.6
        -------------------------------------------------------------------------------------------------------------------------
         (2.5%)           39.00          461         1,294          10.1             8.4                  5.6            5.7
        -------------------------------------------------------------------------------------------------------------------------
          0.0%            40.00          474         1,307          10.4             8.6                  5.6            5.7
        -------------------------------------------------------------------------------------------------------------------------
          2.5%            41.00          487         1,320          10.7             8.8                  5.7            5.8
        -------------------------------------------------------------------------------------------------------------------------
          5.0%            42.00          500         1,333          11.0             9.1                  5.7            5.8
        -------------------------------------------------------------------------------------------------------------------------
          7.5%            43.00          513         1,346          11.2             9.3                  5.8            5.9
        -------------------------------------------------------------------------------------------------------------------------
         10.0%            44.00          526         1,359          11.5             9.5                  5.9            5.9
        -------------------------------------------------------------------------------------------------------------------------
         12.5%            45.00          540         1,372          11.8             9.8                  5.9            6.0
        -------------------------------------------------------------------------------------------------------------------------
         15.0%            46.00          553         1,386          12.1            10.0                  6.0            6.1
        -------------------------------------------------------------------------------------------------------------------------
         16.3%            46.50          559         1,392          12.2            10.1                  6.0            6.1
        -------------------------------------------------------------------------------------------------------------------------
         17.5%            47.00          566         1,399          12.4            10.3                  6.0            6.1
        -------------------------------------------------------------------------------------------------------------------------
         20.0%            48.00          579         1,412          12.7            10.5                  6.1            6.2
        -------------------------------------------------------------------------------------------------------------------------
         22.5%            49.00          592         1,425          13.0            10.7                  6.1            6.2
        -------------------------------------------------------------------------------------------------------------------------
         25.0%            50.00          605         1,438          13.3            11.0                  6.2            6.3
        -------------------------------------------------------------------------------------------------------------------------

                      Notes
                      1.  Assumes fully diluted shares outstanding using treasury method
                      2.  Assumes $1,052MM of debt and $219MM of unrestricted cash outstanding based on 3/31/02 10Q
                      3.  Nevada management projections for 2002 as of 5/10/02; all numbers from continuing operations

Morgan Stanley

SLIDE 18



_________________     ==================================================================================
Project Patriot       Valuation Analysis
                      ----------------------------------------------------------------------------------
                      PRELIMINARY NEVADA VALUATION SUMMARY

                      ==================================================================================

                      ----------------------------------------------------------------------------------
                      Equity Value Per Share (1)
                      $
                      ----------------------------------------------------------------------------------

                                                                                [CHART OMITTED]
                       52-Week Trading Range (Unaffected)

                       Selected Comparable Companies Analysis(1)(2)
                         CY 2002 EBITDA Multiple 5.0x-6.0x
                         CY 2002 P/E Multiple 6.4x-9.8x


                       Selected Precedent Transaction Analysis(1)
                         LTM EBITDA Multiple 5.5x-6.5x

                       Break-up Analysis

                       Discounted Cash Flow Analysis(1)(3)


                      ==================================================================================

                      Notes
                      1.  Region with dotted line represents impact of unfunded severance obligation in the event of a change of control with the termination of senior Nevada management
                      2.  Adjusted for Nevada's historical trading and relationship to its peers
                      3.  Based on a terminal multiple of 5.5x to 6.5x LTM EBITDA and a discount rate of 10%

Morgan Stanley

SLIDE 19


_________________     ==================================================================================
Project Patriot       Valuation Analysis
                      ----------------------------------------------------------------------------------
                      DISCOUNTED CASH FLOW ANALYSIS
                      Sensitivity Analysis
                      ==================================================================================

                      ----------------------------------------------------------------------------------
                      Value Per Nevada Share (1)
                                                  2003-2007 Net Sales Growth Rate
                      --------------------------------------------------------------------------
                                                    2.0%         3.0%        4.0%        5.0%
                      --------------------------------------------------------------------------
                                     10.00%        $19.94       $23.95      $28.13      $32.50
                      --------------------------------------------------------------------------
                      2003-2007      10.50%         24.57        28.81       33.24       37.86
                      --------------------------------------------------------------------------
                      EBITDA         11.00%         29.20        33.68       38.34       43.22
                      --------------------------------------------------------------------------
                      Margin         11.50%         33.84        38.54       43.45       48.58
                      --------------------------------------------------------------------------
                                     12.00%         38.47        43.40       48.56       53.94
                      --------------------------------------------------------------------------
                                     12.50%         43.10        48.27       53.66       59.30
                      ==========================================================================

                      Note
                      1.  Assumes a 6.0x exit LTM EBITDA multiple on 12/31/07
Morgan Stanley


SLIDE 20


_________________     ===================================================================================
Project Patriot       Valuation Analysis
                      -----------------------------------------------------------------------------------
                      BREAK-UP ANALYSIS

                      ===================================================================================

     ----------------------------------------------------------------------------------------------------
     Break-up Analysis
                                        Multiple Range                Pre-Tax Value     After-Tax Value(4)
                                      -----------------     2002     ----------------   -----------------
                                        Low    -  High     EBITDA     Low   -   High      Low  -  High
     -----------------------------------------------------------------------------------------------------
     Residential Building Products      5.5x   -  6.0x      120       661   -   721       561  -  597
     -----------------------------------------------------------------------------------------------------
     Windows, Doors and Siding          6.0x   -  6.5x       74       444   -   481       422  -  444
     -----------------------------------------------------------------------------------------------------
     Heating, Ventilation               6.0x   -  6.5x       75       450   -   488       354  -  377
     and Air Conditioning
     -----------------------------------------------------------------------------------------------------
     Total After-Tax Proceeds                                       1,555   - 1,689     1,337  -  1,419
     ----------------------------------------------------------------------------------------------------
        Net Debt(1)                                                  (783)     (783)
     ----------------------------------------------------------------------------------------------------
        Corpoate Overhead                                             (50)  -   (25)
     ----------------------------------------------------------------------------------------------------
        Net Change of Control                                         (52)  -   (35)
           Severance(2)
     ----------------------------------------------------------------------------------------------------
        Costs to Tender                                              (102)  -   (99)
           Outstanding Bonds
     ----------------------------------------------------------------------------------------------------
        Tax on Sale of WD&S                                          (118)  -  (147)
           and HVAC(3)
     ----------------------------------------------------------------------------------------------------
     Equity Value                                                     450   -   600
     ----------------------------------------------------------------------------------------------------
        Total Fully Diluted                                          13.1   -  13.1
          Shares Outstanding
     ----------------------------------------------------------------------------------------------------
     Value Per Share                                               $34.38   - $45.82
     ====================================================================================================

       Notes
       1. Assumes $1,052MM of debt and $219MM of unrestricted cash based on 3/31/02 10Q.
          Includes option proceeds of $50MM
       2. Assumes change of control with termination of employment
       3. Assumes stock tax basis of $404MM for Residential Building Products segment,
          $388MM for Windows, Doors and Siding segment, $205MM for Heating, Ventilation and Air Conditioning segment, and tax rate of 39%

Morgan Stanley


SLIDE 21


_________________
Project Patriot




                      =========================================================
                      Appendix A
                      ---------------------------------------------------------
                      COMPARABLE COMPANIES ANALYSIS

                      =========================================================



Morgan Stanley

SLIDE 22

_________________
Project Patriot

    ================================================================================================================
    Comparable Companies Analysis
    ----------------------------------------------------------------------------------------------------------------
    COMPARABLE COMPANY ANALYSIS (1)
    2002 Multiples
    ================================================================================================================


    ================================================================================================================
    Price/Earnings

    ----------------------------------------------------------------------------------------------------------------

                                         [BAR GRAPH OMITTED]                                                            HVAC
                                                                                                                        Median
       20.0      17.8    17.2    16.8     16.6        15.2      15.2      14.7      14.0     11.8    11.7     8.0       16.0x
      Lennox    Masco   Aaon    Simpson   Black &    Stanley   Mohawk   American   Masonite   NCI    York    Nortek
                                          Decker     Works              Standard                                       RBP & WDS
                                                                                                                        Median
                                                                                                                        15.2X
     ================================================================================================================


     ================================================================================================================
     Aggregate Value/EBITDA

     ---------------------------------------------------------------------------------------------------------------

                                        [BAR GRAPH OMITTED]                                                            RBP & WDS
                                                                                                                        Median
       10.3      9.0     8.9      8.9      8.6         8.3       8.1     7.4    6.7    5.6     NA     NA                8.9x
      Masco    Mohawk   Black&   Stanley  American   Masonite  Lennox    York   NCI   Nortek   Aaon   Simmpson
                        Decker   Works    Standard                                                                      HVAC
                                                                                                                        Median
                                                                                                                        8.1x


     ================================================================================================================


      Note
      1.  Based on June 18, 2002 closing prices & I/B/E/S estimates; Nortek multiples calculated using unaffected price of $37.41 (4/5/02)

Morgan Stanley


SLIDE 23


_________________
Project Patriot




                      =========================================================
                      Appendix B
                      ---------------------------------------------------------
                      PRECEDENT TRANSACTION ANALYSIS

                      =========================================================



Morgan Stanley

SLIDE 24


_________________      =============================================================================================================
Project Patriot        Precedent Transaction Analysis
                       -------------------------------------------------------------------------------------------------------------
                       PRECEDENT TRANSACTIONS ANALYSIS
                       Heating, Ventilation and Air Conditioning / Windows, Doors and Siding
                       =============================================================================================================


                       =============================================================================================================
Heating,               Premiums Paid  in Selected Precedent Transacitons
Ventilation             Heating, Ventilation and Air Conditioning
and Air
Conditioning

                                                                                                    Equity
                                                                                                    Value/    Aggregate Value/LTM
                                                                                  Equity    Agg.    LTM      -----------------------
                                                                                  Value     Value   Net      Revenue   EBITDA   EBIT
                        Date                                                      Paid      Paid    Income   -----------------------
                        Announced       Acquiror Name         Target Name         ($MM)     ($MM)    (x)     (x)        (x)     (x)
                       -------------------------------------------------------------------------------------------------------------
                        03/12/2001      SPX Corp              United Dominion     954       1,830    10.1     0.8       6.0     8.1
                                                              Industries Ltd
                       -------------------------------------------------------------------------------------------------------------
                        10/27/1999      Lennox                Service             157         258    10.6     0.5       5.8     7.7
                                        International         Experts Inc.
                                        Inc
                       -------------------------------------------------------------------------------------------------------------
                        06/24/1999       Carrier Corp          International      495         732    15.6     1.0      10.1    13.2
                                        (United Tech Corp)    Comfort Products
                       -------------------------------------------------------------------------------------------------------------
                        03/23/1999      ServiceMaster Co      American             91         248     8.2     0.5       7.5    11.5
                                                              Residential
                                                              Services
                       -------------------------------------------------------------------------------------------------------------
                                                                                        Mean         11.1     0.7       7.3    10.1
                       -------------------------------------------------------------------------------------------------------------
                                                                                        Median       10.3     0.6       6.7     9.8
                       -------------------------------------------------------------------------------------------------------------


                       -------------------------------------------------------------------------------------------------------------


                       =============================================================================================================
Windows, Doors         Premiums Paid  in Selected Precedent Transacitons
and Siding              Windows, Doors and Siding


                       -------------------------------------------------------------------------------------------------------------

                                                                                                                    Agg.
                                                                                                        Aggregate   Value/
                                                                                                          Value     Sales   EBITDA
                       Date           Target/Acquiror            Target Business Description             (US$MM)     (x)      (x)
                      -------------------------------------------------------------------------------------------------------------
                       3/17/02        Associated Materials/      Manufactures exterior residential         407.3     0.7      6.6
                                      Harvest Partners           building products; specializes
                                                                 in vinyl siding and vinyl windows
                      -------------------------------------------------------------------------------------------------------------
                       3/12/01        Anglian Group plc/         Manufactures, sells and installs          236.6     0.6      4.7
                                      Naiglan Investments        building products including double
                                                                 glazed windows, doors, conservatories
                                                                 and related products for domestic,
                                                                 public and commercial installation
                      -------------------------------------------------------------------------------------------------------------
                       10/2/00        Masonite/Premdor(1)(2)     Leading manufacturer of molded door       523.0     1.7      7.0
                                                                 facings and wood composite materials
                                                                 including siding and exterior trims
                      -------------------------------------------------------------------------------------------------------------
                                                                                                        Mean         1.0      6.1
                      -------------------------------------------------------------------------------------------------------------
                                                                                                        Median       0.7      6.6
                      -------------------------------------------------------------------------------------------------------------

                         Notes
                         1.   Masonite LTM figures derived from 6 month 2000 and half a year of full year 1999
                         2.   Masonite aggregate value assumed to be transaction value

Morgan Stanley

SLIDE 25


_________________      ==================================================================================
Project Patriot        Precedent Transaction Analysis
                       ----------------------------------------------------------------------------------
                       PRECEDENT TRANSACTIONS ANALYSIS
                       Residential Building Products
                       ==================================================================================


                       ==================================================================================
Residential            Premiums Paid  in Selected Precedent Transacitons
Building               Residential Building Products
Products
                       -------------------------------------------------------------------------------------------------------------
                                                                                                                     Agg.
                                                                                                        Aggregate   Value/
                                                                                                          Value     Sales   EBITDA
                       Date           Target/Acquiror            Target Business Description             (US$MM)     (x)      (x)
                      -------------------------------------------------------------------------------------------------------------
                       11/20/2001     Dal-Tile International/    Manufactures ceramic tiles;             1,441.4     1.5      8.3
                                      Mohawk Industries          also sells installation materials
                                                                 and tools
                      -------------------------------------------------------------------------------------------------------------
                       12/19/2000     Johns Manville /           Manufactures fiber glass products,      2,104.1     1.0      4.6
                                      Berkshire Hathaway         lumber, plywood, paper and paper
                                                                 products, light fixtures and
                                                                 roofing materals
                      -------------------------------------------------------------------------------------------------------------
                       11/29/2000     BSI Holdings and           One of the Northeast's leading            719.0     1.0      5.7
                                      Davenport Insulation/      providers of insulation installation
                                      Masco(1)                   services. Services include thermal
                                                                 performance calculations, air
                                                                 filtration and radon mitigation,
                                                                 fireplace design and insulation
                                                                 installation
                      -------------------------------------------------------------------------------------------------------------
                       9/6/2000       Shaw Industries/           World's largest residential and         3,338.3     0.8      6.4
                                      Berkshire Hathaway         commercial carpet maker
                      -------------------------------------------------------------------------------------------------------------
                       2/11/2000      Cameron Ashley/            Wholesale a broad line of building
                                      Guardian                   products, including millwork,           330.3       0.3      6.4
                                                                 roofing, pool and patio enclosure
                                                                 materials, insulation, siding,
                                                                 steel products, and industrial
                                                                 metals that are used principally in
                                                                 home improvement, remodeling, repair
                                                                 work and new resident
                      -------------------------------------------------------------------------------------------------------------

                                                                                                        Mean         0.9      6.3
                      -------------------------------------------------------------------------------------------------------------
                                                                                                        Median       1.0      6.4
                      -------------------------------------------------------------------------------------------------------------

                                  Note
                                  1.   Assumes BSI and Davenport depreciation and amortization is 3% of sales

Morgan Stanley

SLIDE 26


_________________
Project Patriot




                      =========================================================
                      Appendix C
                      ---------------------------------------------------------
                      DISCOUNTED CASH FLOW ANALYSIS

                      =========================================================



Morgan Stanley

Slide 27


_________________        ========================================================================================================
Project Patriot          Discounted Cash Flow Analysis
                         --------------------------------------------------------------------------------------------------------
                         DISCOUNTED CASH FLOW ANALYSIS
                         Based on Nevada Management Projections
                         ========================================================================================================

 ================================================================================================================================
 Discounted Cash Flow Analysis

          LTM EBITDA                  5.5                               6.0                              6.5
          Multiple(x)      -----------------------------------  ------------------------------  ---------------------------------
 ($MM)    Discount Rate          9.0%      10.0%       11.0%      9.0%       10.0%      11.0%     9.0%       10.0%      11.0%
 ================================================================================================================================
 Present Value               _________________________________ __________________________________ _______________________________

 Cash Flows - 2H 2002       |     48          48          47  |       48          48        47   |     48          48        47 |
 Cash Flows - 2003-2007     |    353         344         335  |      353         344       335   |    353         344       335 |
 Terminus                   |    800         760         723  |      872         829       789   |    945         899       855 |
                            |  -------------------------------|----------------------------------|------------------------------|
 Aggregate Value            |  1,200       1,151       1,106  |    1,273       1,221     1,171   |  1,345       1,290     1,237 |
                            |  -------------------------------|----------------------------------|------------------------------|
 Total Debt (6/30/02)       | (1,052)     (1,052)     (1,052) |   (1,052)     (1,052)   (1,052)  | (1,052)     (1,052)   (1,052)|
 Cash (6/30/02)             |    219         219         219  |      219         219       219   |    219         219       219 |
 Cash From Option Holders   |     50          50          50  |       50          50        50   |     50          50        50 |
                            |  -------------------------------|----------------------------------|------------------------------|
 Equity Value               |    416         368         322  |      489         437       388   |    562         506       454 |
 Total Shares Outstanding   |   13.1        13.1        13.1  |     13.1        13.1      13.1   |   13.1        13.1      13.1 |
 Price Per Share            |  31.82       28.12       24.62  |    37.37       33.40     29.65   |  42.92       38.68     34.67 |
                            |  -------------------------------|----------------------------------|------------------------------|
 Terminal Value Analysis    |                                 |                                  |                              |
                            |                                 |                                  |                              |
 % Value in Terminus        |  66.6%       66.0%       65.4%  |    68.5%       68.0%     67.4%   |  70.2%       69.7%      69.1%|
 % Value in Cash Flows      |  33.4%       34.0%       34.6%  |    31.5%       32.0%     32.6%   |  29.8%       30.3%      30.9%|
                            |                                 |                                  |                              |
____________________________|_________________________________|__________________________________|_______________________________



Morgan Stanley
